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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 1996



                           INNOVIR LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-21972                 13-3536290
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



           510 EAST 73RD STREET, NEW YORK, NY                  10021
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        (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (212) 249-4703



                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEMS 1 & 2. CHANGES IN CONTROL OF REGISTRANT AND
             ACQUISITION OR DISPOSITION OF ASSETS.

     On December 23, 1996, VIMRx Pharmaceuticals Inc. ("VIMRx") acquired beneficial ownership of approximately 68% of the issued and outstanding voting securities of Innovir Laboratories, Inc. (the "Registrant"), pursuant to (i) an agreement, dated November 21, 1996, as amended (the "Aries Agreement"), among VIMRx and The Aries Fund, A Cayman Island Trust ("The Aries Trust"), and The Aries Domestic Fund, L.P., a Delaware limited partnership ("The Aries Limited Partnership" and, together with The Aries Trust, "The Aries Funds"), and (ii) an agreement, dated November 21, 1996 (the "VIMRx Agreement" and, together with the Aries Agreement, the "Agreements"), between the Registrant and VIMRx. In addition, upon exercise of certain warrants issued by the Registrant to VIMRx and as a result of an irrevocable voting proxy granted to VIMRx by The Aries Funds with respect to securities of Innovir owned by The Aries Funds (see below), VIMRx may be deemed to have voting control of up to an aggregate of approximately 74% of the Registrant's voting securities.

     Pursuant to the Aries Agreement, The Aries Funds, which owned 4,000,000 shares of the Registrant's common stock, $.013 par value ("Common Stock"), prior to the consummation of the transactions contemplated thereby, (i) exercised warrants and unit purchase options to acquire an additional 6,000,000 shares of Common Stock and additional warrants to purchase 2,000,000 shares of Common Stock, which exercises resulted in payment by The Aries Funds to the Registrant of an aggregate exercise price of $3,000,000, and (ii) transferred to VIMRx 9,500,000 shares of Common Stock in exchange for $3,000,000 in cash and 3,000,000 newly issued shares of VIMRx's common stock, $.001 par value.

     Pursuant to the VIMRx Agreement, the Registrant acquired from VIMRx all of the capital stock of VIMRx's wholly-owned subsidiary, VIMRx Holdings, Ltd., a Delaware corporation ("VHL"), to which VIMRx had made a capital contribution of $4,000,000 prior to the closing, in exchange for 8,666,666 shares of the Registrant's Class D Convertible Preferred Stock (the "D Preferred Stock") (which D Preferred Stock is convertible into 8,666,666 shares of Common Stock) and five-year warrants to purchase an additional 2,000,000 shares of Common Stock (1,000,000 shares of which may be purchased at an exercise price of $1.00 per share and 1,000,000 shares of which may be purchased at an exercise price of $2.00 per share). Pursuant to a Services Agreement between the Registrant and VIMRx, VIMRx has agreed that, when, as and if requested by the Registrant, VIMRx shall provide to the Registrant certain services, including, without limitation, management, finance, administration and business development services, the payment for which services will be determined in accordance with VIMRx's normal accounting procedures. In addition, the Registrant has agreed to convene a meeting of its stockholders to, inter alia, approve an amendment to the Registrant's certificate of incorporation to increase the authorized number of shares of Common Stock to 70,000,000 shares. In the event that the Registrant does not have a sufficient number of shares of Common Stock authorized for issuance upon conversion of the D Preferred Stock by June 30, 1997, each share of the D Preferred Stock will be convertible into one and one-half shares of Common Stock.

     Lindsay A. Rosenwald, M.D., a director of VIMRx, serves as the President and is the sole shareholder of each of the investment manager of The Aries Trust and the general partner of The Aries Limited Partnership. Michael S. Weiss and Joseph E. Edelman, The Aries Funds' designees, were members of the Registrant's Board of Directors prior to the consummation of the transactions contemplated by the Agreements. The acquisition of VHL by the Registrant was negotiated on an arm's length basis, and the Registrant received an opinion issued by an independent investment banking firm that the consideration


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received in the transaction contemplated by the VIMRx Agreement was fair from a financial point of view to the Registrant's stockholders.

     Pursuant to the Agreements: (i) VIMRx has agreed to exercise its warrant to purchase 1,000,000 shares of Common Stock at $1.00 per share (for an aggregate exercise price of $1,000,000) upon receipt of a written request from the Registrant's Board of Directors subsequent to May 31, 1997 specifying that the Registrant has insufficient funds to continue its operations; (ii) The Aries Funds have agreed to exercise warrants to purchase 2,000,000 shares of Common Stock at $.50 per share (for an aggregate exercise price of $1,000,000) in the event that VIMRx exercises its warrant in accordance with clause (i) above and have granted VIMRx an irrevocable voting proxy through November 31, 1999 with respect to the shares of Common Stock so acquired (which proxy will not restrict The Aries Funds from selling such shares and will lapse with respect to any such shares sold); and (iii) The Aries Funds have granted VIMRx an irrevocable voting proxy with respect to the 500,000 shares of Common Stock currently owned by The Aries Funds (which proxy will not restrict The Aries Funds from selling such shares and will lapse with respect to any such shares sold).

     In connection with, and prior to the consummation of, the transactions contemplated by the Agreements, The Aries Funds' designees to the Registrant's Board of Directors, Messrs. Weiss and Edelman, resigned as members of the Registrant's Board of Directors. In addition, upon consummation of the transactions, four new directors, designated by VIMRx, were elected to the Registrant's Board of Directors: Richard L. Dunning, President and Chief Executive Officer of VIMRx; Francis M. O'Connell, Chief Financial Officer of VIMRx; David A. Jackson, Executive Vice President and Chief Scientific Officer of VIMRx; and Laurence D. Fink, a director of VIMRx. Prior to the consummation of the transactions contemplated by the Agreements, Maurice R. Hilleman, Ph.D. also resigned from the Registrant's Board of Directors and agreed to join the Registrant's Science Advisory Board.

     The Registrant and VHL are both engaged in developing therapeutic technologies that seek to control disease-triggering flaws in individuals' genetic chemistry. The Registrant's and VHL's technologies are based on different classes of catalytically active oligomers (referred to by the Registrant as "Oligozymes") that have demonstrated the ability to inactivate certain RNA "messenger" molecules which direct cells to produce disease-causing proteins. To date, the Registrant has focused on the development of External Guide Sequence Oligozymes for new therapeutic applications. VHL, through its three wholly-owned subsidiaries, has focused on the development of RILON(R) Oligozymes.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impracticable to provide the required financial statements for the acquired business at the date of filing of this Form 8-K. Such financial statements will be filed as soon as practicable but not later than 60 days after the date that this initial report on Form 8-K must be filed.

  (B) PRO FORMA FINANCIAL INFORMATION.

     It is impracticable to provide the required pro forma financial statements for the acquired business at the date of filing of this Form 8-K. Such financial statements will be filed as soon as practicable but not later than 60 days after the date that this initial report on Form 8-K must be filed.

  (C) EXHIBITS.

      4.1 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Special Rights and the Qualifications, Limitations, Restrictions and Other Distinguishing Characteristics of Class D Convertible Preferred Stock of the Registrant, as filed on December 12, 1996.*

      10.1  Agreement, dated as of November 21, 1996, among VIMRx
            Pharmaceuticals Inc. and the Registrant.

      10.2 Agreement and Waiver, dated December 23, 1996, by and among VIMRx, the Registrant and The Aries Funds.

      10.3 Services Agreement, dated December 23, 1996, by and between VIMRx and the Registrant.

      20.1  Press release, dated January 2, 1997.

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* Incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended September 30, 1996.


                All other Items of this report are inapplicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          INNOVIR LABORATORIES, INC.


Date:  January 7, 1997                    By:  /s/ GARY POKRASSA
                                               -----------------
                                          Name:  Gary Pokrassa
                                          Title:  Vice President -- Finance


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                                  EXHIBIT INDEX

      4.1 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Special Rights and the Qualifications, Limitations, Restrictions and Other Distinguishing Characteristics of Class D Convertible Preferred Stock of the Registrant, as filed on December 12, 1996.*

      10.1  Agreement, dated as of November 21, 1996, among VIMRx
            Pharmaceuticals Inc. and the Registrant.

      10.2 Agreement and Waiver, dated December 23, 1996, by and among VIMRx, the Registrant and The Aries Funds.

      10.3 Services Agreement, dated December 23, 1996, by and between VIMRx and the Registrant.

      20.1  Press release, dated January 2, 1997.

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* Incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended September 30, 1996.


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